UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2005

SOUTHERN PERU COPPER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8538	73-1165000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016

(Address of Principal Executive Offices) (Zip Code)

(602) 977-6700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17         CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

On April 4, 2005, Southern Peru Copper Corporation (“SPCC”) entered into a Registration Rights Agreement dated as of March 31, 2005 (the “Registration Rights Agreement”) with Cerro Trading Company, Inc. (“Cerro”), SPC Investors, L.L.C. (“SPC”), Phelps Dodge Corporation (“PD”), Phelps Dodge Overseas Capital Corporation (“PDOCC”), Climax Molybdenum B.V. (“Climax”) and Americas Mining Corporation (“AMC”).

The Registration Rights Agreement contemplates that SPCC will file as promptly as practicable, and in any event will use its reasonable best efforts to file by April 29, 2005 (i.e., within 20 business days from SPCC’s April 1, 2005 acquisition of Minera México, S.A. de C.V.), a shelf registration statement on Form S-3 (the “Registration Statement”) covering the resale of all SPCC Common Stock held by Cerro, SPC, PDOCC, Climax and their respective permitted transferees (collectively, the “Selling Stockholders”) with the Securities and Exchange Commission (the “Commission”). In general, during the first six months following the effectiveness date of the Registration Statement (the “Initial Six-Month Period”), the Selling Stockholders will only be permitted to sell their Common Stock in SPCC through underwritten offerings sponsored by SPCC and SPCC will not be permitted to conduct primary offerings of its common stock. The price, underwriting discount and other financial terms related to the resale of SPCC Common Stock in connection with any underwritten offering conducted during the Initial Six-Month Period will be subject to the reasonable approval of each Selling Stockholder electing to participate in such underwritten offering. Subject to monthly volume-based selling restrictions, the Selling Stockholders may effect further sales of their Common Stock in SPCC during the six-month period following the end of the Initial Six-Month Period, but SPCC will not be obligated to sponsor any underwritten offerings in connection with such further sales.

Pursuant to the Registration Rights Agreement, AMC, Cerro, SPC, PDOCC and Climax also agreed to convert on the effectiveness date of the Registration Statement all of their Class A Common Stock, in accordance with SPCC’s Restated Certificate of Incorporation, into an equal number of fully paid and non-assessable shares of SPCC’s Common Stock.

As of March 31, 2005, Cerro, SPC, PDOCC and Climax owned 22,551,884 shares of SPCC’s Class A Common Stock, representing 34.3% of the total number of shares of Class A Common Stock issued and outstanding.

The foregoing description is qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 4.1                   Registration Rights Agreement dated as of March 31, 2005, by and between Cerro Trading Company, Inc., SPC Investors, L.L.C., Phelps Dodge Corporation, Phelps Dodge Overseas Capital Corporation, Climax Molybdenum B.V., Southern Peru Copper Corporation and Americas Mining Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN PERU COPPER CORPORATION.
Dated: April 8, 2005	By:	/s/ Armando Ortega
	Name:	Armando Ortega
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1

Registration Rights Agreement dated as of March 31, 2005, by and between Cerro Trading Company, Inc., SPC Investors, L.L.C., Phelps Dodge Corporation, Phelps Dodge Overseas Capital Corporation, Climax Molybdenum B.V., Southern Peru Copper Corporation and Americas Mining Corporation.